EXHIBIT 10-55
                           MASTER RESOLUTION AGREEMENT

        THIS MASTER RESOLUTION AGREEMENT is made this day of November 1996, by and between U.S. Energy Corp. and Crested Corp. (together "USECC"), Gunnison Center Properties, L.L.C. ("GCP"), and Contour Development Company, L.L.C. ("Contour"). RECITALS:

        A. USECC and GCP entered into Escrow Closing Instructions directed to Fox Title West, Inc., by letter dated November 28, 1995, signed by USECC on December 10, 1995, a copy of which is attached hereto as Exhibit "A". Those Escrow Closing Instructions are hereinafter referred to as the "Escrow Instruction Letter."

        B. GCP previously executed and delivered to USECC a promissory note in the amount of $487,365.86 dated January 26, 1995 (the "A Note" a copy of which is attached hereto as Exhibit "B") secured by a deed of trust dated the same date encumbering real property in the Gunnison Center/Meadows PUD Phase 1-R in Gunnison, Colorado.

        C. Pursuant to the Escrow Instruction Letter, GCP executed and delivered to Fox Title West, Inc. a substitute deed of trust dated December 10, 1995, encumbering Lots 11 and 13 of Gunnison Center/Meadows PUD Phase 1-R to secure the balance due under the A Note.

        D. Further, pursuant to the Escrow Instruction Letter, USECC executed and delivered to Fox Title West, Inc. a promissory note in the amount of $263,700 in favor of GCP (the "Lot 17 Note" a copy of which is attached hereto as Exhibit "C") as partial payment for Lot 17 of the Gunnison Center/Meadows Subdivision

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               Phase 1-R, secured by a lien on the same Lot 17, and GCP executed and delivered a special warranty deed conveying Lot 17 to U.S. Energy Corp.

        E. Castle Mountain Ranches, L.L.C., has executed and delivered to Crested Corp. two promissory notes dated May 30, 1995, in the respective face amounts of $630,873 and $145,500, secured by deed of trust liens on property owned by Castle Mountain Ranches, L.L.C., in Gunnison County, Colorado. These promissory notes are referred to herein as the "B Notes", copies of which are attached hereto as Exhibit "D".

        F. The parties acknowledge that the execution and delivery of the documents under the Escrow Instruction Letter did not fully satisfy the parties' obligations under the Escrow Instruction
               Letter, and that the parties anticipated further action and agreements between them, pursuant to the Escrow Instruction Letter.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the foregoing recitals, and the following covenants and conditions, the parties agree as follows:

        1. RESOLUTION OF DISPUTES, DISAGREEMENTS AND ESCROW INSTRUCTION LETTER OBLIGATIONS. Contingent only on Closing, as hereinafter defined, the parties hereby resolve, waive, discharge and satisfy any and all disputes, disagreements and obligations between them to the extent arising under the Escrow Instruction Letter by consummating the transactions contemplated herein. Accordingly, this Agreement supersedes and novates all executory obligations claimed or existing


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                                                                   EXHIBIT 10-55


under the Escrow Instruction Letter. The parties shall have no further obligations under the Escrow Instruction Letter following execution, delivery and full consummation of each covenant under this Agreement, provided, however, the parties acknowledge the validity of the transactions under the Escrow Instruction Letter consummated to date.

        2. CREATION OF TENDERFOOT PROPERTIES, L.L.C. At Closing, the parties shall form a Colorado limited liability company to be known as Tenderfoot Properties, L.L.C., for the purpose of owning and developing Lot 17. Accordingly, USECC shall contribute to Tenderfoot Properties all of its right, title and interest in Lot 17, subject to any encumbrances thereon including the lien securing the Lot 17 Note, for a 27% ownership interest in Tenderfoot Properties. Contour shall contribute to Tenderfoot Properties all of its right, title and interest in the engineering, design, financing, plans and existing and future development expertise involved and invested to date in the apartment project planned for Lot 17, for a 46% ownership interest in Tenderfoot Properties. GCP shall contribute to Tenderfoot Properties all of its right, title and interest in the Lot 17 Note and the Deed of Trust securing the Lot 17 Note, for a 27% ownership interest in Tenderfoot Properties.

        3. SALE OF A AND B NOTES AND INTEREST IN TENDERFOOT PROPERTIES. At Closing, USECC shall assign, sell and transfer to Contour the A Note and all associated security interests, without recourse, in exchange for a cash payment of $25,000 and the execution and delivery of a promissory note to USECC by Contour in the face amount of $454,894.15, in the form of that promissory note attached hereto as Exhibit "E". In addition at Closing, Crested Corp. shall


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                                                                   EXHIBIT 10-55


assign, sell and transfer to Contour the B Notes and all associated security interests, without recourse, in exchange for the execution and delivery of a promissory note to Crested Corp. by Contour in the face amount of $872,508.02, in the form of that promissory note attached hereto as Exhibit "F". The promissory notes to be executed and delivered by Contour hereunder are hereafter referred to as the "New Notes". The New Notes shall be secured by a pledge of Contour's interest in Tenderfoot Properties, as evidenced in the form of Pledge Agreement attached hereto as Exhibit "G", to be executed and delivered at Closing. Further, in consideration for the New Notes and the resolutions and releases provided in Paragraph 1 above, USECC shall transfer, assign and convey all of its right, title and interest in Tenderfoot Properties to Contour at Closing.

        4. CLOSING. The parties shall consummate the transactions contemplated herein, and deliver executed copies of the documents described herein, effective December 1, 1996, although such deliveries may occur within five (5) business days before or after that date. The parties shall take all reasonable actions necessary and requested to consummate these transactions and give all further assurances reasonably requested, including the execution and delivery of any additional documents evidencing or perfecting the transactions.

        5. AUTHORITY AND DISCLAIMER OF REPRESENTATIONS. Each individual executing this Agreement and any of the documents to be executed and delivered pursuant hereto, represents and warrants that he, and the party he acts on behalf of, have the requisite authority to enter into and consummate this Agreement. USECC represents that it has not sold and there is no existing


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                                                                   EXHIBIT 10-55

assignment, or encumbrance of the A Note or the B Notes. Beyond the express representations made herein, the parties disclaim any and all other representations, express or implied, concerning the transactions contemplated hereunder.

        IN WITNESS WHEREOF, the parties execute this Master Resolution Agreement effective the date written above.

U.S. Energy/Crested Corp.                   Contour Development Company, L.L.C.

By   /s/  MAX T. EVANS                      By   /s/ VAL L. OLSEN
     ----------------------------------          ------------------------------
It   SECRETARY/PRESIDENT, RESPECTIVELY      Its  MANAGING MEMBER
     ----------------------------------          ------------------------------

Gunnison Center Properties, L.L.C.


By    /s/  JEFFREY KUHN
     ----------------------------------
Its   MANAGING MEMBER



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